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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Two Way TV (US), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or Organization)	94-3349099 (I.R.S. Employer Identification no.)
6300 Wilshire Boulevard, Suite 1750, Los Angeles, CA (Address of Principal Executive Offices)	90048 (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /x/

Securities Act registration statement file number to which this form relates: 333-70250
                                                                                                                      (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
None	None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value
(Title of Class)

(Title of Class)

Item 1.    Description of Registrant's Securities to be Registered.

        See "Description of Capital Stock" included in the Registration Statement on Form S-4, No. 333-70250 (the "Registration Statement") of Two Way TV (US), Inc. (the "Registrant") as originally filed or as subsequently amended, which was filed with the Securities and Exchange Commission on September 26, 2001 under the Securities Act of 1933, as amended, and is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934.

Item 2.    Exhibits.

        1.1  Certificate of Incorporation, as amended.    See Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.

        1.2  Bylaws.    See Exhibit 3.2 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.

        1.3  Specimen Common Stock Certificate.    See Exhibit 4.1 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2002	TWO WAY TV (US), INC.

	By:	/s/ BRUCE W. BAUER
		Name:	Bruce W. Bauer
		Title:	Chairman of the Board and Chief Executive Officer

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Item 1. Description of Registrant's Securities to be Registered.
Item 2. Exhibits.
SIGNATURE